UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

United Therapeutics Corporation

(Exact Name of Registrant as Specified in the Charter)

Delaware	000-26301	52-1984749
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
or organization)

1110 Spring Street
Silver Spring, MD		20910
(Address of principal executive offices)		(Zip Code)

(301) 608-9292

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On December 18, 2008, United Therapeutics Corporation (the “Company”) completed the transactions contemplated by several agreements it entered into on November 14, 2008, with Eli Lilly and Company and a subsidiary (collectively, “Lilly”).  The agreements with Lilly include a stock purchase agreement, a license agreement and a manufacturing and supply agreement, the material terms of which were summarized in the Company’s current report on Form 8-K filed on November 17, 2008, which is incorporated herein by reference.

Pursuant to the stock purchase agreement, the Company sold 3,150,837 shares of its common stock to Lilly for an aggregate purchase price of $150,000,000.

The license agreement and the manufacturing and supply agreement became effective upon the completion of the sale of the Company’s common stock to Lilly.  Pursuant to the license agreement, Lilly granted an exclusive license to the Company for the right to develop, market, promote and commercialize tadalafil for the treatment of pulmonary hypertension in the United States and Puerto Rico.  Tadalafil is also the active pharmaceutical ingredient in Cialis®, developed and marketed by Lilly for the treatment of erectile dysfunction.

The Company also made one-time payments to Lilly of $125,000,000 under the manufacturing and supply agreement and $25,000,000 under the license agreement.

The foregoing description of the stock purchase agreement, license agreement and manufacturing and supply agreement is qualified in its entirety by reference to the text of the agreements, copies of which are attached hereto as exhibits.

Item 9.01                                             Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
10.1	Stock Purchase Agreement, dated as of November 14, 2008, between United Therapeutics Corporation and Eli Lilly and Company
10.2**	License Agreement, dated as of November 14, 2008, by and between Eli Lilly and Company and United Therapeutics Corporation
10.3**	Manufacturing and Supply Agreement, dated as of November 14, 2008, by and between Eli Lilly and Company, Lilly del Caribe, Inc. and United Therapeutics Corporation

**                                  Confidential treatment has been requested for portions of this document. The omitted portions of this document have been filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

(Registrant)

Dated: December 24, 2008	By:	/s/ PAUL A. MAHON
	Name:	Paul A. Mahon
	Title:	General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Stock Purchase Agreement, dated as of November 14, 2008, between United Therapeutics Corporation and Eli Lilly and Company
10.2**	License Agreement, dated as of November 14, 2008, by and between Eli Lilly and Company and United Therapeutics Corporation
10.3**	Manufacturing and Supply Agreement, dated as of November 14, 2008, by and between Eli Lilly and Company, Lilly del Caribe, Inc. and United Therapeutics Corporation

**                                  Confidential treatment has been requested for portions of this document. The omitted portions of this document have been filed with the Securities and Exchange Commission.